               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                  STRATEGIC GLOBAL INCOME FUND
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                       STRATEGIC GLOBAL INCOME FUND, INC.
                             ---------------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 27, 1997
                             ---------------------

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Strategic Global Income Fund, Inc. ('Fund') will be held on March 27, 1997 at 10:30 a.m., Eastern time, at 1285 Avenue of the Americas, 38th Floor, New York, New York 10019 for the following purposes:

          (1) To elect ten (10) directors to serve until the annual meeting of shareholders in 1998, or until their successors are elected and qualified;

          (2)  To ratify  the selection  of Ernst  & Young  LLP as  the   Fund's
     independent auditors for the fiscal year ending November 30, 1997; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on January 24, 1997. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

January 29, 1997
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

       PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                     REGISTRATION                                VALID SIGNATURE
------------------------------------------------------   -------------------------------

Corporate Accounts

  (1) ABC Corp........................................   ABC Corp.
                                                         John Doe, Treasurer

  (2) ABC Corp........................................   John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer...............   John Doe

  (4) ABC Corp. Profit Sharing Plan...................   John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership.............................   Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership............   Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account...............................   Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/18/78.............   Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o John B.
      Smith, Jr. UGMA/UTMA............................   John B. Smith

  (2) Estate of John B. Smith.........................   John B. Smith, Jr., Executor

                       STRATEGIC GLOBAL INCOME FUND, INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                            ------------------------

                                PROXY STATEMENT
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 27, 1997

                            ------------------------

     This statement is furnished to the shareholders of Strategic Global Income Fund, Inc. ('Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Fund to be held on March 27, 1997, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about January 29, 1997.

     A majority of the shares outstanding on January 24, 1997, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposals 1 and 2 for which the required vote is a plurality and majority, respectively, of the votes cast.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the ten nominees for directors named herein and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, January 24, 1997, the Fund had 21,407,127.584 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') or PaineWebber Incorporated ('PaineWebber'), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund. Each full share of the Fund outstanding is entitled to one vote and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote for such purposes.

     A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT IS BEING MAILED CONCURRENTLY TO SHAREHOLDERS.

     Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ('PW Group'), a publicly held financial services holding company. PaineWebber may from time to time act as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of the Fund's common stock. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the ten nominees named in the table below. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors'), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted in favor of the election of the ten nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted in favor of such other nominee or nominees as management may recommend.

     Messrs. Feldberg, Gowen and Malek has each served as a director of the Fund since its inception in 1992. Mr. Bewkes served as a director from the Fund's inception until his resignation from the board on November 17, 1993; he was reappointed to the board on December 27, 1993. Each of the other directors was first elected to the board on April 11, 1996. Directors shall be elected by the affirmative vote of a plurality of the votes cast for the election of directors, present in person or by proxy and entitled to vote thereon, provided a quorum is present. If each of the ten nominees is elected, they will constitute the entire board of directors of the Fund. All directors and executive officers as a group (22 persons) beneficially owned 100 shares of the Fund, including shares shown in the table below, on December 31, 1996, representing less than 1% of shares outstanding of the Fund on that date.

                                                   PRESENT POSITION WITH THE                       SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
          NOMINEE; AGE                       PAST FIVE YEARS; OTHER DIRECTORSHIPS               DECEMBER 31, 1996**
--------------------------------  -----------------------------------------------------------   -------------------
Margo N. Alexander*; 49           Director  and president. Mrs. Alexander is president, chief        --
                                  executive officer  and  a  director  of  Mitchell  Hutchins
                                  (since  January 1995) and an executive vice president and a director of PaineWebber. Mrs. Alexander is president and  a director  or trustee  of 29 investment  companies for which
                                  Mitchell  Hutchins  or  PaineWebber  serves  as  investment adviser.
Richard Q. Armstrong; 61          Director.  Mr. Armstrong  is chairman and  principal of RQA        --
                                  Enterprises (management consulting firm) (since April  1991 and  principal occupation since  March 1995). Mr. Armstrong is also  a  director  of  Hi Lo  Automotive,  Inc.  He  was chairman of the board, chief executive officer and co-owner of  Adirondack Beverages (producer  and distributor of soft
                                  drinks  and  sparking/still  waters)  (October   1993-March
                                  1995). Mr. Armstrong was

                                                   PRESENT POSITION WITH THE                       SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
          NOMINEE; AGE                       PAST FIVE YEARS; OTHER DIRECTORSHIPS               DECEMBER 31, 1996**
--------------------------------  -----------------------------------------------------------   -------------------
                                  a  partner of The New  England Consulting Group (management consulting firm)  (December  1992-September 1993).  He  was managing director of LVMH U.S. Corporation (U.S. subsidiary of  the French luxury goods conglomerate, Luis Vuitton Moet
                                  Hennessey Corporation) (1987-1991) and chairman of its wine and spirits  subsidiary,  Schieffelin  &  Somerset  Company
                                  (1987-1991). Mr. Armstrong is also a director or trustee of
                                  28  investment  companies  for which  Mitchell  Hutchins or
                                  PaineWebber serves as investment adviser.
E. Garrett Bewkes, Jr.*; 70       Director and chairman of the board of directors. Mr. Bewkes           --
                                  is a director of PW  Group (holding company of  PaineWebber and  Mitchell Hutchins). Prior  to December 1995,  he was a
                                  consultant to PW Group. Prior  to 1988, he was chairman  of
                                  the   board,  president  and  chief  executive  officer  of
                                  American Bakeries Company. Mr. Bewkes is also a director of
                                  Interstate Bakeries Corporation and NaPro  BioTherapeutics,
                                  Inc.  Mr. Bewkes is a director  or trustee of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.
Richard R. Burt; 49               Director. Mr.  Burt  is chairman  of  International  Equity
                                  Partners  (international  investments and  consulting firm)
                                  (since March  1994) and  a partner  of McKinsey  &  Company
                                  (management  consulting firm)  (since 1991).  He is  also a director of American Publishing Company and
                                  Archer-Daniels-Midland Co.  (agricultural commodities).  He was  the chief  negotiator in the  Strategic Arms Reduction
                                  Talks with the former Soviet Union (1989-1991) and the U.S.
                                  Ambassador to the Federal Republic of Germany  (1985-1989).
                                  Mr.  Burt  is  a  director  or  trustee  of  28  investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.
Mary C. Farrell*; 47              Director.  Ms.  Farrell  is  a  managing  director,  senior           --
                                  investment  strategist and member  of the Investment Policy
                                  Committee of PaineWebber. Ms. Farrell joined PaineWebber in
                                  1982. She is a member of the Financial Women's  Association and  Women's  Economic  Roundtable  and  is  employed  as a regular panelist on Wall  $treet Week with Louis  Rukeyser.
                                  She  also  serves on  the Board  of  Overseers of  New York
                                  University's Stern  School of  Business. Ms.  Farrell is  a
                                  director  or trustee  of 28 investment  companies for which
                                  Mitchell  Hutchins  or  PaineWebber  serves  as  investment adviser.
Meyer Feldberg; 54                Director.  Mr. Feldberg is Dean and Professor of Management           --
                                  of the Graduate  School of  Business, Columbia  University.
                                  Prior  to 1989, he was  president of the Illinois Institute of Technology. Dean  Feldberg is  also a  director of  KIII
                                  Communications  Corporation,  Federated  Department Stores,
                                  Inc. and New World

                                                   PRESENT POSITION WITH THE                       SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
          NOMINEE; AGE                       PAST FIVE YEARS; OTHER DIRECTORSHIPS               DECEMBER 31, 1996**
--------------------------------  -----------------------------------------------------------   -------------------
                                  Communications  Group  Incorporated.  Dean  Feldberg  is  a
                                  director  or trustee  of 28 investment  companies for which
                                  Mitchell  Hutchins  or  PaineWebber  serves  as  investment adviser.
George W. Gowen; 68               Director.   Mr.  Gowen  is  a   partner  in  the  law  firm           --
                                  Dunnington, Bartholow & Miller. Prior to May 1994, he was a
                                  partner in the law firm of  Fryer, Ross & Gowen. Mr.  Gowen is a director of Columbia Real Estate Investments, Inc. Mr.
                                  Gowen  is a director or  trustee of 28 investment companies for  which  Mitchell  Hutchins  or  PaineWebber  serves  as investment adviser.
Frederic V. Malek; 60             Director.  Mr. Malek is chairman of Thayer Capital Partners           --
                                  (investment bank). From January  1992 to November 1992,  he was campaign manager of Bush-Quayle '92. From 1990 to 1992, he  was  vice  chairman  and, from  1989  to  1990,  he was president of  Northwest Airlines  Inc., NWA  Inc.  (holding company of Northwest Airlines Inc.) and Wings Holdings Inc.
                                  (holding  company  of  NWA  Inc.). Prior  to  1989,  he was employed by the  Marriot Corporation (hotels,  restaurants, airline  catering  and  contract  feeding),  where  he most recently was an executive  vice president and president  of
                                  Marriot Hotels and Resorts. Mr. Malek is also a director of
                                  American  Management  Systems, Inc.  (management consulting and computer related services), Automatic Data  Processing,
                                  Inc.,  CB  Commercial Group,  Inc. (real  estate services),
                                  Choice Hotels International (hotel and hotel  franchising),
                                  FPL   Group,  Inc.   (electric  services),   Integra,  Inc.
                                  (bio-medical), Manor  Care,  Inc. (health  care),  National
                                  Educational  Corporation  and Northwest  Airlines  Inc. Mr.
                                  Malek is a director or  trustee of 28 investment  companies for  which  Mitchell  Hutchins  or  PaineWebber  serves  as investment adviser.
Carl W. Schafer; 61               Director.  Mr.  Schafer  is   president  of  the   Atlantic           --
                                  Foundation   (charitable   foundation   supporting   mainly
                                  oceanographic exploration and research).  He is a  director of  Roadway Express, Inc. (trucking), The Guardian Group of
                                  Mutual Funds, Evans Systems, Inc (motor fuels,  convenience store  and diversified company), Electronic Clearing House,
                                  Inc.  (financial  transactions  processing),  Wainoco   Oil
                                  Corporation  and Nutraceutix, Inc. (biotechnology company).
                                  Prior to January  1993, he was  chairman of the  Investment
                                  Advisory  Committee of the Howard Hughes Medical Institute.
                                  Mr. Schafer  is  a director  or  trustee of  28  investment companies for which Mitchell Hutchins or PaineWebber serves as an investment adviser.

                                                   PRESENT POSITION WITH THE                       SHARES OWNED
                                               FUND; BUSINESS EXPERIENCE DURING                   BENEFICIALLY ON
          NOMINEE; AGE                       PAST FIVE YEARS; OTHER DIRECTORSHIPS               DECEMBER 31, 1996**
--------------------------------  -----------------------------------------------------------   -------------------
John R. Torell III; 57            Director. Mr. Torell is chairman of Torell Management, Inc.             100
                                  (financial   advisory   firm),   chairman   of   Telesphere
                                  Corporation (electronic provider of financial  information)
                                  and  a  managing  director  of  Zikha  &  Company (merchant banking and private investment  company). He is the  former chairman  and  chief executive  officer of  Fortune Bancorp
                                  (1990 to 1994),  the former chairman,  president and  chief executive  officer  of CalFed,  Inc.  (savings association)
                                  (1988  to  1989)  and  former  president  of  Manufacturers
                                  Hanover  Corp.  (bank) (prior  to  1988). Mr.  Torell  is a director of  American Home  Products Corp.,  New Colt  Inc.
                                  (armament  manufacturer) and Volt Information Sciences Inc.
                                  Mr. Torell  is  a  director or  trustee  of  28  investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

------------

* Mrs. Alexander, Mr. Bewkes and Ms. Farrell are 'interested persons' of the Fund, as defined in the 1940 Act, by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned.

     The board of directors of the Fund met six times during the fiscal year ended November 30, 1996. Each of the directors attended 75% or more of the board meetings during the last fiscal year. The Audit and Contract Review Committee ('ACR Committee') of the board currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek, Schafer and Torell. The ACR Committee has established a sub-committee that periodically reviews the contractual and audit arrangements for the Fund and reports back to the full ACR Committee. Messrs. Burt, Feldberg, Gowen and Schafer are members of this sub-committee. Each member of the Fund's ACR Committee is also a member of a similar committee established by the board of each of the other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser and also may be a member of a sub-committee established by another fund's audit and contract review committee. The duties of the ACR Committee are (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent auditors, including reports on the Fund's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The ACR Committee and the related sub-committee each met once during the fiscal year ended November 30, 1996. Each member of the ACR Committee and Sub-Committee attended 75% or more of the committee meetings.

     The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,000 annually and $150 for each board meeting and for each separate meeting of a board committee. Messrs. Feldberg and Torell serve as chairmen of the sub-committees of individual funds within the PaineWebber fund complex and receive additional annual compensation aggregating $15,000 each from the relevant funds. Directors of the Fund who are 'interested persons' as defined in the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings. Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The table below includes certain information relating to the compensation of the Fund's directors.

                               COMPENSATION TABLE

                                                                                                      TOTAL
                                                                                   AGGREGATE       COMPENSATION
                                                                                  COMPENSATION       FROM THE
NAME OF                                                                               FROM         FUND AND THE
PERSON, POSITION                                                                   THE FUND*      FUND COMPLEX**
-------------------------------------------------------------------------------   ------------    --------------
Richard Q. Armstrong,
  Director***..................................................................      $  839          $ 59,873
Richard R. Burt,
  Director***..................................................................      $  689          $ 51,173
Meyer Feldberg,
  Director.....................................................................      $5,173          $ 96,181
George W. Gowen,
  Director.....................................................................      $5,173          $ 92,431
Federic V. Malek,
  Director.....................................................................      $5,173          $ 92,431
Carl W. Schafer,
  Director***..................................................................      $  839          $ 62,307
John R. Torell III,
  Director***..................................................................      $  839          $ 60,123

------------

     Only independent members of the board are compensated by the Fund and identified above; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.

  * Represents fees paid to each director during the fiscal year ended November 30, 1996.

 ** Represents total compensation paid to each director by 28 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser during the twelve months ended December 31, 1996; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

*** Elected as a director at a shareholder meeting held on April 11, 1996.

         PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Fund's financial statements for the fiscal year ended November 30, 1996, were audited by Ernst & Young LLP ('Ernst & Young'), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns.

     The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ending November 30, 1997, subject to ratification by shareholders of the Fund at the annual meeting. Ernst & Young has been the Fund's independent auditors since its inception in October 1992. The ratification of Ernst & Young as independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund cast at the annual meeting is required for ratification, provided a quorum is present.

     Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 2.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, in addition to Mrs. Alexander (about whom information is given previously), are:

          TERESA M. BOYLE, age 38, vice president of the Fund (appointed December 1993). Ms. Boyle is a first vice president of Mitchell Hutchins. Prior to November 1993, she was compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, Ms. Boyle was a vice president and manager -- legal administration of Mitchell Hutchins. Ms. Boyle is a vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          C. WILLIAM MAHER, age 35, vice president and assistant treasurer of the Fund (appointed June 1995). Mr. Maher is a first vice president and a senior manager of the mutual fund finance division of Mitchell Hutchins. Mr. Maher is a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          DENNIS MCCAULEY, age 50, vice president of the Fund (appointed September 1995). Mr. McCauley is a managing director and chief investment officer-fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is a vice president of 18 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          ANN E. MORAN, age 39, vice president and assistant treasurer of the Fund (appointed June 1993). Ms. Moran is a vice president of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          DIANNE E. O'DONNELL, age 44, vice president and secretary of the Fund (appointed February 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms.

     O'Donnell is a vice president and secretary of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          EMIL POLITO, age 36, vice  president of the Fund (appointed  September
     1996). Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. From March 1991 to September 1993, he was director of the Mutual Funds Sales Support and Service Center for Mitchell Hutchins and PaineWebber. Mr. Polito is a vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          VICTORIA E. SCHONFELD, age 46, vice president of the Fund (appointed May 1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. Prior to May 1994, she was a partner in the law firm of Arnold & Porter. Ms. Schonfeld is a vice president of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          PAUL H. SCHUBERT, age 34, vice president and assistant treasurer of the Fund (appointed September 1994). Mr. Schubert is a first vice president and a senior manager of the mutual fund finance division of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management, Inc. Prior to August 1992, he was an audit manager with Ernst & Young LLP. Mr. Schubert is a vice president and assistant treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          JULIAN F. SLUYTERS, age 36, vice president and treasurer of the Fund (appointed February 1992). Mr. Sluyters is a senior vice president and the director of the mutual fund finance division of Mitchell Hutchins. Mr. Sluyters is a vice president and treasurer of 29 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          GREGORY K. TODD, age 40, vice president and assistant secretary of the Fund (appointed June 1993). Mr. Todd is a first vice president and senior associate general counsel of Mitchell Hutchins. Prior to 1993, he was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is a vice president and assistant secretary of nine investment companies and vice president and secretary of one investment company for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          STUART  WAUGH, age 41, vice president of the Fund (appointed September
     1992). Mr. Waugh is a managing director and a portfolio manager of Mitchell Hutchins responsible for global fixed income investments and currency trading. Mr. Waugh is a vice president of five investment companies for which Mitchell Hutchins serves as investment adviser.

          KEITH A. WELLER, age 35, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to joining Mitchell Hutchins in June 1995, he was an attorney with the law firm of Brown & Wood. Mr. Weller is a vice president and assistant secretary of 28 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Mr. Polito. This delayed report did not involve any transactions in the Fund's common stock but related to his election as an officer. Also, a report under that section of that Act was not timely filed for Mr. Torell. This delayed report involved a purchase of the Fund's common stock. The Fund is not aware of any outstanding report required to be filed by any board member.

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 1998 annual meeting of shareholders should send such proposals to the Fund at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the Fund no later than September 30, 1997. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

     The management knows of no business to be presented to the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

January 29, 1997

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

-----------------
STRATEGIC GLOBAL
INCOME FUND, INC.
-----------------

PROXY
STATEMENT

-----------------
STRATEGIC GLOBAL
INCOME FUND, INC.
-----------------
-----------------
NOTICE OF
ANNUAL MEETING
TO BE HELD ON
MARCH 27, 1997
AND
PROXY STATEMENT
-----------------

                                 APPENDIX 1
                                                                           PROXY
                       STRATEGIC GLOBAL INCOME FUND, INC.
           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS - MARCH 27, 1997

The undersigned hereby appoints as proxies GREGORY K. TODD and JENNIFER FARRELL and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE 'FOR' ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STRATEGIC GLOBAL INCOME FUND, INC.

                             YOUR VOTE IS IMPORTANT
Please date and sign this proxy on the reverse side and return it in the enclosed envelope to:
PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

        PLEASE INDICATE YOUR VOTE BY AN 'X' IN THE APPROPRIATE BOX BELOW. THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR'

                                                                                           FOR
                                                                           FOR             ALL              WITH-
                                                                           ALL     OR     EXCEPT     OR     HOLD
1.    ELECTION OF DIRECTORS                                                [ ]             [ ]              [ ]
      (INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below and mark center box to right.) Margo N. Alexander,
      Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt,
      Mary C. Farrell, Meyer Feldberg, George W. Gowen,
      Frederic V. Malek, Carl W. Schafer, John R. Torell III.

                                                                           FOR           AGAINST          ABSTAIN
2.    To ratify the selection of Ernst & Young LLP as the Fund's
      independent auditors for the fiscal year ending                      [ ]             [ ]              [ ]
      November 30, 1997.


                   Continued and to be signed on reverse side

               This proxy will not be voted unless it is dated and signed exactly as instructed below.

                                           If   shares  are  held  by  an
                                           individual,  sign  your   name
                                           exactly  as it appears on this
                                           card.  If   shares  are   held
                                           jointly,   either   party  may
                                           sign,  but  the  name  of  the
                                           party  signing  should conform
                                           exactly to the  name shown  on
                                           this proxy card. If shares are
                                           held    by    a   corporation,
                                           partnership or similar
                                           account,  the  name  and   the
                                           capacity   of  the  individual
                                           signing the proxy card  should
                                           be  indicated --  for example:
                                           'ABC Corp., John Doe,
                                           Treasurer.'

                                             Sign exactly as name appears
                                                                  hereon.
                                           _______________________ (L.S.)
                                           _______________________ (L.S.)
                                           Date __________________ , 1997